UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):			May 18, 2021

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware		001-38214	31-1236686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR	GLEN ALLEN	VA	23060
(Address of principal executive offices)			(Zip code)

	(804)	273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hamilton Beach Brands Holding Company (the "Company") held its Annual Meeting of Stockholders on May 18, 2021. Reference is made to the Company's 2021 Proxy Statement filed with the Securities Exchange Commission on April 5, 2021 for more information regarding the proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following eleven nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Mark R. Belgya	43,013,256	1,082,235	1,602	306,275
J.C. Butler, Jr.	42,356,472	1,739,019	1,602	306,275
Paul D. Furlow	42,232,811	1,862,680	1,602	306,275
John P. Jumper	42,222,019	1,873,472	1,602	306,275
Dennis W. LaBarre	38,192,286	5,903,205	1,602	306,275
Michael S. Miller	42,222,933	1,872,558	1,602	306,275
Alfred M. Rankin, Jr.	42,317,204	1,778,287	1,602	306,275
Thomas T. Rankin	42,888,549	1,206,942	1,602	306,275
James A. Ratner	42,217,731	1,877,760	1,602	306,275
Gregory H. Trepp	43,018,663	1,076,828	1,602	306,275
Clara R. Williams	42,909,324	1,186,167	1,602	306,275

Proposal 2 - The stockholders approved the Company's amended and restated Non-Employee Directors' Equity Compensation Plan:

Votes For	43,729,435
Votes Against	362,819
Abstentions	4,839
Broker Non-Votes	306,275

Proposal 3 - The stockholders approved, on an advisory basis, the Company’s Named Executive Officer compensation:

Votes For	43,629,848
Votes Against	407,274
Abstentions	59,971
Broker Non-Votes	306,275

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for 2021:

Votes For	44,390,424
Votes Against	6,433
Abstentions	6,511
Broker Non-Votes	—

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2021		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Dana B. Sykes
		Name:	Dana B. Sykes
		Title:	Senior Vice President, General Counsel and Secretary